BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax
________________________________________________________________________________





                       NEW ISSUE COMPUTATIONAL MATERIALS



                                  $325,000,000
                            HOME LOAN-BACKED NOTES,
                                SERIES 2002-HI2


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                            HOME LOAN TRUST 2002-HI2
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer




                    MARCH 7, 2002 (UPDATED ON MARCH 8, 2002)






________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               383 Madison Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax
________________________________________________________________________________



STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


                                  $325,000,000


ISSUER: Home Loan Trust 2002-HI2

DEPOSITOR: Residential Funding Mortgage Securities II, Inc.

SELLER: Residential Funding Corporation

CREDIT ENHANCER: Ambac Assurance Corporation ("Ambac")

UNDERWRITER:  Lead Manager:  Bear, Stearns & Co. Inc.  ------------  Co-Manager:
     Residential Funding Securities Corporation

MASTER SERVICER:  Residential  Funding  Corporation  (the  "Master  Servicer" or
     "RFC").

INITIAL SUBSERVICER: HomeComings Financial Network, Inc. ("HomeComings"), an affiliate of the Depositor.

INDENTURE TRUSTEE: JPMorgan Chase Bank

OWNER TRUSTEE: Wilmington Trust Company

THE NOTES: Home Loan Trust 2002-HI2 will issue 9 classes of Home Loan-Backed Notes (namely, the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-I-7, Class A-II and Class A-IO Notes (the "Notes")).

CHARACTERISTICS OF THE NOTES (A), (B), (C), (D)

------------ ------- ------------- ----------- --------- --------- --------- ---------- --------------
             HOME        ORIGINAL              AVG       PRINCIPAL PRINCIPAL FINAL
OFFERED      LOAN       PRINCIPAL                LIFE    LOCKOUT    WINDOW     SCH.        RATINGS
NOTES        GROUP        BALANCE    COUPON    TO CALL   (MONTHS)  (MONTHS)  MATURITY   (MOODY'S/S&P)
                                               (YEARS)                         DATE
------------ ------- ------------- ----------- --------- --------- --------- ---------- --------------

Class          I      $43,101,000  Floating      0.90      0         19      7/25/08      Aaa / AAA
A-I-1                                 (i)
Class          I       32,786,000    Fixed       2.00      18        12      4/25/11      Aaa / AAA
A-I-2
Class          I       32,808,000    Fixed       3.00      29        14      7/25/13      Aaa / AAA
A-I-3
Class          I       21,193,000    Fixed       4.00      42        12      10/25/14     Aaa / AAA
A-I-4
Class          I       21,418,000    Fixed       5.00      53        14      11/25/15     Aaa / AAA
A-I-5
Class          I       40,489,000    Fixed       7.00      66        39      11/25/19     Aaa / AAA
A-I-6
Class          I       33,205,000  Fixed (e)     9.98     104        19      3/25/32      Aaa / AAA
A-I-7
Class A-II     II     100,000,000  Fixed (e)     4.33      0        123      3/25/32      Aaa / AAA
Class A-IO    I&II            (f)     (g)      1.15(h)     29        1       9/25/04      Aaa / AAA
------------ ------- ------------- ----------- --------- --------- --------- ---------- --------------

NOTES:

(A) 100% Prepayment Assumption: 2.0% CPR in month 1 of the Home Loans, and an additional 0.789474% per annum in each month thereafter until month 20. On and after month 20, 17.0% CPR.

(B)  Transaction priced to a 10% clean-up call.

(C) 100% P&I guaranty by Ambac (See section entitled "Credit Enhancement" herein.)

(D)  The principal balance of each Class of Notes is subject to a 5% variance.

(E) If the 10% clean-up call is not exercised, the Note Rate applicable to the Class A-I-7 Notes and the Class A-II Notes will increase by 0.50% on the second payment date after the first possible call date.

(F)  Class A-IO notional amount: $32,500,000

(G) For payment dates 1 to 12, 11.00% per annum; for payment dates 13 to 24, 10.00% per annum; for payment dates 25 to 30, 7.00% per annum. Thereafter, 0.00%.

(H)  Duration.

(I)  The lesser of (a) 1-month LIBOR + 0.__% per annum and (b) 8.00% per annum.


________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


THE ASSETS OF THE TRUST: The assets of the Trust will include two groups of conventional, closed-end, second-lien, fixed-rate home loans (the "Home Loans"), the proceeds of which will be used primarily for debt consolidation and/or home improvements. The Home Loans will be secured by mortgages, deeds of trust or other similar security instruments. Most of the Home Loans will have a combined loan-to-value ratio in excess of 100%. As of the Cut-off Date, the aggregate principal balance of the Group I Home Loans and the Group II Home Loans will be approximately $225,000,000 and $100,000,000, respectively.


STATISTICAL CALCULATION DATE: As of March 1, 2002.

CUT-OFF DATE: As of March 1, 2002.

CLOSING DATE: On or about March 26, 2002.

PAYMENT DATE: The 25th of each month (or the next business day), commencing on April 25, 2002.

DELAYDAYS: The Notes, other than the Class A-I-1 Notes, will have a payment delay of 24 days. With respect to the Class A-I-1 Notes, 0 days.

NOTE RATE:  Interest will accrue on all of the Notes, other than the Class A-I-1
     Notes, at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis.

     The coupon on the Class A-I-1 Notes will be equal to the lesser of (a) 1-month LIBOR + 0.__% per annum and (b) 8.00% per annum, payable monthly.

     With respect to any Payment Date, the Class A-I-1 Notes will be entitled to interest accrued from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date (the "Class A-I-1 Accrual Period") at the Class A-I-1 Note Rate on the aggregate principal balance of the Class A-I-1 Notes on an actual/360-day basis.

     The Note Rate applicable to the Class A-I-7 Notes and the Class A-II Notes will increase by 0.50% on the second Payment Date after the first possible Call Date.



________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


PRINCIPAL: Payments of principal will be distributed concurrently to (a) the Class A-I Notes in the aggregate and (b) the Class A-II Notes, in each case allocated in proportion to the percentage of the principal collections derived from the related loan group for such payment date, until the note balances of the Class A-I Notes in the aggregate or the Class A-II Notes have been reduced to zero. From then on, these amounts will be distributed to the remaining class or classes of Class A Notes (other than the Class A-IO Notes) until their note balances have been reduced to zero. The Class A-IO Notes are not entitled to payments of principal.

     Any payments of principal allocable to the Class A-I Notes shall be paid to the Class A-I-1 Notes, the Class A-I-2 Notes, the Class A-I-3 Notes, the Class A-I-4 Notes, the Class A-I-5 Notes, the Class A-I-6 Notes, and the Class A-I-7 Notes, in that order, in each case until the outstanding note balance of each of these notes has been reduced to zero.

     Any payments of principal allocable to the Class A-II Notes shall be paid to the Class A-II Notes until the outstanding note balance has been reduced to zero.

PRIORITY OF PAYMENTS: On each Payment Date, principal and interest collections will be allocated from the payment account in the following order of priority:

     (1)  To pay accrued interest due on the Notes;

     (2) To pay as principal on the Notes (other than the Class A-IO Notes), an amount equal to the principal collection distribution amount for such Payment Date;

     (3) To pay as principal on the Notes (other than the Class A-IO Notes), an amount equal to the liquidation loss distribution amount for such Payment Date;

     (4) To pay the Credit Enhancer the premium for the Policy, any previously unpaid premiums for the Policy with interest and any payments in connection with the limited reimbursement agreement;

     (5) To reimburse the Credit Enhancer for certain prior draws made on the Policy, with interest;

     (6) To pay as additional principal on the Notes (other than the Class A-IO Notes), an amount (if any) necessary to bring the amount of overcollateralization up to the required overcollateralization amount for such Payment Date;

     (7) To pay the Credit Enhancer any other amounts owed under the insurance agreement; and

     (8)  To pay any remaining amounts to the holders of the Certificates.



________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


CREDIT ENHANCEMENT: Credit enhancement with respect to the Notes will be provided by (1) Excess Spread, (2) Overcollateralization and (3) the Ambac Insurance Policy.

     Excess Spread: Because the mortgagors are expected to pay more interest on the home loans than is necessary to pay interest on the notes, along with fees and expenses of the trust each month, there may be excess interest. On each payment date, this excess interest may be used to protect the notes against most types of losses by making an additional payment of principal up to the amount of the losses.

     Overcollateralization:     On    the    Closing    Date,     the    initial
     overcollateralization amount will be equal to 0.00% of the aggregate cut-off date pool balance. Commencing with the July 2002 Payment Date, excess spread will be applied, to the extent not needed to cover current period losses, to make accelerated payments of principal to the securities then entitled to receive payments of principal, until the aggregate pool balance exceeds the aggregate note balance by a specified amount. This excess represents overcollateralization. Prior to the Stepdown Date, the "Required Overcollateralization Amount" will be equal to 2.00% of the aggregate cut-off date pool balance. On or after the Stepdown Date, the Required Overcollateralization Amount will be permitted, subject to certain performance triggers being satisfied, to decrease to 4.00% of aggregate pool balance of the Home Loans, subject to a floor of 0.50% of the aggregate cut-off date pool balance.

     Ambac Insurance Policy: Ambac Assurance Corporation (the "Credit Enhancer") will unconditionally and irrevocably guarantee: (a) interest on the notes at the note rate, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Notes by no later than the March 2032 Payment Date. The Insurance Policy is not revocable for any reason.

STEPDOWN DATE:  The Stepdown Date is the Payment Date occurring on the later of:
     (1) the Payment Date in April 2005 (i.e.,  on the 37th Payment  Date);  and
     (2) the first Payment Date on which the aggregate pool balance is less than 50% of the aggregate cut-off date pool balance.




________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


MASTER SERVICING FEE: 0.08% per annum, payable monthly. The fees of the Trustees will be paid from the Master Servicing Fee.

SUBSERVICING FEE: 0.50% per annum, payable monthly.

ADVANCING: There is no required advancing of scheduled monthly payments of principal or interest on the Home Loans by the Master Servicer, the Subservicer, the Trustees, the Credit Enhancer or any other entity.

OPTIONAL REDEMPTION: The Master Servicer may, at its option, effect an early redemption or termination of the Notes on the first Payment Date on which the aggregate pool balance declines to less than 10% of the aggregate cut-off date pool balance (the "Call Date").

FORM OF REGISTRATION: Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

TAX STATUS: For federal income tax purposes, the Notes will be characterized as indebtedness of the Issuer.

ERISAELIGIBILITY: The Notes may be eligible for purchase by employee benefit plans that are subject to ERISA.

SMMEATREATMENT: The Notes will not constitute "mortgage related securities" for purposes of SMMEA.



________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________


CLASS A-I-1 (TO CALL / TO
MATURITY)
-------------------------------------------------------------------------------------------------

% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                    2.99      1.23      1.03       0.90      0.81       0.74
MODIFIED DURATION (YEARS)               2.84      1.20      1.01       0.88      0.79       0.73
FIRST PRINCIPAL PAYMENT              4/25/02   4/25/02   4/25/02    4/25/02   4/25/02    4/25/02
LAST PRINCIPAL PAYMENT               1/25/08   6/25/04   1/25/04   10/25/03   8/25/03    6/25/03
PRINCIPAL LOCKOUT (MONTHS)                 0         0         0          0         0          0
PRINCIPAL WINDOW (MONTHS)                 70        27        22         19        17         15
ILLUSTRATIVE YIELD @ PAR (30/360)     2.070%    2.073%    2.073%     2.073%    2.074%     2.075%
-------------------------------------------------------------------------------------------------

CLASS A-I-2 (TO CALL / TO
MATURITY)
-------------------------------------------------------------------------------------------------

% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                    7.37      3.03      2.38       2.00      1.75       1.58
MODIFIED DURATION (YEARS)               6.15      2.78      2.21       1.88      1.65       1.50
FIRST PRINCIPAL PAYMENT              1/25/08   6/25/04   1/25/04   10/25/03   8/25/03    6/25/03
LAST PRINCIPAL PAYMENT              12/25/10   1/25/06   3/25/05    9/25/04   5/25/04    2/25/04
PRINCIPAL LOCKOUT (MONTHS)                69        26        21         18        16         14
PRINCIPAL WINDOW (MONTHS)                 36        20        15         12        10          9
ILLUSTRATIVE YIELD @ PAR (30/360)     4.433%    4.375%    4.348%     4.324%    4.303%     4.284%
-------------------------------------------------------------------------------------------------

CLASS A-I-3 (TO CALL / TO
MATURITY)
-------------------------------------------------------------------------------------------------

% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                    9.92      4.75      3.66       3.00      2.56       2.26
MODIFIED DURATION (YEARS)               7.62      4.12      3.26       2.72      2.35       2.08
FIRST PRINCIPAL PAYMENT             12/25/10   1/25/06   3/25/05    9/25/04   5/25/04    2/25/04
LAST PRINCIPAL PAYMENT               4/25/13  11/25/07   8/25/06   10/25/05   3/25/05   11/25/04
PRINCIPAL LOCKOUT (MONTHS)               104        45        35         29        25         22
PRINCIPAL WINDOW (MONTHS)                 29        23        18         14        11         10
ILLUSTRATIVE YIELD @ PAR (30/360)     5.069%    5.032%    5.010%     4.990%    4.970%     4.952%
-------------------------------------------------------------------------------------------------

CLASS A-I-4 (TO CALL / TO
MATURITY)
-------------------------------------------------------------------------------------------------

% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   11.71      6.36      4.92       4.00      3.38       2.94
MODIFIED DURATION (YEARS)               8.42      5.23      4.20       3.50      3.01       2.64
FIRST PRINCIPAL PAYMENT              4/25/13  11/25/07   8/25/06   10/25/05   3/25/05   11/25/04
LAST PRINCIPAL PAYMENT               7/25/14   4/25/09   9/25/07    9/25/06  12/25/05    6/25/05
PRINCIPAL LOCKOUT (MONTHS)               132        67        52         42        35         31
PRINCIPAL WINDOW (MONTHS)                 16        18        14         12        10          8
ILLUSTRATIVE YIELD @ PAR (30/360)     5.540%    5.514%    5.496%     5.479%    5.462%     5.445%
-------------------------------------------------------------------------------------------------



________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



CLASS A-I-5 (TO CALL / TO MATURITY)

-------------------------------------------------------------------------------------------------

% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   12.93      7.84      6.15       5.00      4.20       3.63
MODIFIED DURATION (YEARS)               8.83      6.12      5.03       4.22      3.63       3.18
FIRST PRINCIPAL PAYMENT              7/25/14   4/25/09   9/25/07    9/25/06  12/25/05    6/25/05
LAST PRINCIPAL PAYMENT               9/25/15  11/25/10   1/25/09   10/25/07  11/25/06    3/25/06
PRINCIPAL LOCKOUT (MONTHS)               147        84        65         53        44         38
PRINCIPAL WINDOW (MONTHS)                 15        20        17         14        12         10
ILLUSTRATIVE YIELD @ PAR (30/360)     5.898%    5.878%    5.865%     5.850%    5.835%     5.820%
-------------------------------------------------------------------------------------------------

CLASS A-I-6 (TO CALL / TO
MATURITY)
-------------------------------------------------------------------------------------------------

% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   14.61     10.43      8.48       7.00      5.90       5.07
MODIFIED DURATION (YEARS)               9.22      7.38      6.34       5.47      4.76       4.20
FIRST PRINCIPAL PAYMENT              9/25/15  11/25/10   1/25/09   10/25/07  11/25/06    3/25/06
LAST PRINCIPAL PAYMENT               7/25/19   8/25/14   9/25/12   12/25/10   8/25/09    8/25/08
PRINCIPAL LOCKOUT (MONTHS)               161       103        81         66        55         47
PRINCIPAL WINDOW (MONTHS)                 47        46        45         39        34         30
ILLUSTRATIVE YIELD @ PAR (30/360)     6.460%    6.449%    6.439%     6.428%    6.417%     6.405%
-------------------------------------------------------------------------------------------------

CLASS A-I-7 (TO CALL)
-------------------------------------------------------------------------------------------------

% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   19.53     13.51     11.73       9.98      8.51       7.31
MODIFIED DURATION (YEARS)              10.47      8.56      7.83       7.02      6.26       5.58
FIRST PRINCIPAL PAYMENT              7/25/19   8/25/14   9/25/12   12/25/10   8/25/09    8/25/08
LAST PRINCIPAL PAYMENT               3/25/22  12/25/15   3/25/14    6/25/12  12/25/10    9/25/09
PRINCIPAL LOCKOUT (MONTHS)               207       148       125        104        88         76
PRINCIPAL WINDOW (MONTHS)                 33        17        19         19        17         14
ILLUSTRATIVE YIELD @ PAR (30/360)     6.905%    6.895%    6.890%     6.884%    6.876%     6.867%
-------------------------------------------------------------------------------------------------

CLASS A-I-7 (TO MATURITY)
-------------------------------------------------------------------------------------------------

% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   21.19     15.31     13.31      11.55     10.05       8.80
MODIFIED DURATION (YEARS)              10.85      9.14      8.42       7.69      6.99       6.35
FIRST PRINCIPAL PAYMENT              7/25/19   8/25/14   9/25/12   12/25/10   8/25/09    8/25/08
LAST PRINCIPAL PAYMENT              11/25/26   8/25/25   5/25/23    8/25/20  12/25/17    6/25/16
PRINCIPAL LOCKOUT (MONTHS)               207       148       125        104        88         76
PRINCIPAL WINDOW (MONTHS)                 89       133       129        117       101         95
ILLUSTRATIVE YIELD @ PAR (30/360)     6.924%    6.931%    6.930%     6.934%    6.937%     6.939%
-------------------------------------------------------------------------------------------------



________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________




CLASS A-II (TO CALL)

-------------------------------------------------------------------------------------------------

% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   10.96      6.46      5.23       4.33      3.67       3.16
MODIFIED DURATION (YEARS)               7.41      4.88      4.11       3.52      3.06       2.70
FIRST PRINCIPAL PAYMENT              4/25/02   4/25/02   4/25/02    4/25/02   4/25/02    4/25/02
LAST PRINCIPAL PAYMENT               3/25/22  12/25/15   3/25/14    6/25/12  12/25/10    9/25/09
PRINCIPAL LOCKOUT (MONTHS)                 0         0         0          0         0          0
PRINCIPAL WINDOW (MONTHS)                240       165       144        123       105         90
ILLUSTRATIVE YIELD @ PAR (30/360)     5.961%    5.933%    5.918%     5.902%    5.885%     5.867%
-------------------------------------------------------------------------------------------------

CLASS A-II (TO MATURITY)
-------------------------------------------------------------------------------------------------

% OF PREPAYMENT ASSUMPTION                0%       50%       75%       100%      125%       150%
RAMP TO                                0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                   11.21      6.70      5.43       4.53      3.85       3.34
MODIFIED DURATION (YEARS)               7.47      4.97      4.20       3.62      3.16       2.80
FIRST PRINCIPAL PAYMENT              4/25/02   4/25/02   4/25/02    4/25/02   4/25/02    4/25/02
LAST PRINCIPAL PAYMENT               9/25/26  11/25/24   1/25/22    2/25/19  10/25/16    7/25/15
PRINCIPAL LOCKOUT (MONTHS)                 0         0         0          0         0          0
PRINCIPAL WINDOW (MONTHS)                294       272       238        203       175        160
ILLUSTRATIVE YIELD @ PAR (30/360)     5.961%    5.934%    5.920%     5.905%    5.889%     5.873%
-------------------------------------------------------------------------------------------------

CLASS A-IO (TO CALL)
---------------------------------------------------------------------------------------------------

CPR                                        50%        60%       70%       80%        90%      100%
---------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                      2.50       2.50      2.50      2.50       2.50      2.50
MODIFIED DURATION (YEARS)                 1.15       1.15      1.15      1.14       1.14      1.14
FIRST PRINCIPAL PAYMENT                9/25/04    9/25/04   9/25/04   9/25/04    9/25/04   9/25/04
LAST PRINCIPAL PAYMENT                 9/25/04    9/25/04   9/25/04   9/25/04    9/25/04   9/25/04
PRINCIPAL LOCKOUT (MONTHS)                  29         29        29        29         29        29
PRINCIPAL WINDOW (MONTHS)                    1          1         1         1          1         1
ILLUSTRATIVE YIELD @ 22.61058%
(30/360)                                4.000%     4.000%    4.000%    4.000%     4.000%    4.000%
---------------------------------------------------------------------------------------------------


________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       THE GROUP I AND GROUP II HOME LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

-------------------------------------------------------------------------------
  GROUP                                                   I               II
-------------------------------------------------------------------------------
  Current Principal Balance (as of 3/1/02)     $228,000,869     $100,041,086
  Loan Count                                          5,591            2,463
  Average Current Principal Balance                 $40,780          $40,618
  Range of Current Principal Balance              $6,391 to        $9,928 to
                                                   $100,000          $99,290
 Up to $25,000.00                                     6.59%            7.28%
 $25,000.01 to $50,000.00                            61.26%           60.70%
 $50,000.01 to $75,000.00                            31.38%           31.50%
 $75,000.01 to $100,000.00                            0.78%            0.52%
-------------------------------------------------------------------------------
  GROSS COUPON
  Weighted Average                                  12.589%          12.499%
  Range of Gross Coupons                          8.450% to        6.000% to
                                                    19.150%          18.250%
 Up to 9.000%                                         0.12%            0.32%
 9.001% to 10.000%                                    1.59%            2.81%
10.001% to 11.000%                                    9.69%           13.26%
11.001% to 12.000%                                   27.15%           27.58%
12.001% to 13.000%                                   31.35%           26.30%
13.001% to 14.000%                                   17.87%           16.35%
14.001% to 15.000%                                    7.61%            7.83%
15.001% to 16.000%                                    2.87%            3.12%
16.001% to 17.000%                                    1.15%            1.72%
17.001% to 18.000%                                    0.47%            0.62%
18.001% to 19.000%                                    0.10%            0.07%
19.001% to 20.000%                                    0.01%               --
-------------------------------------------------------------------------------
WA Original Term to Maturity (months)                   205              208
WA Remaining Term to Maturity (months)                  204              205
Up to 60                                              0.31%            0.47%
61 to 120                                             4.52%            3.93%
121 to 180                                           67.74%           65.79%
181 to 240                                            7.42%            7.88%
241 to 300                                           19.99%           21.93%
301 to 360                                            0.02%               --
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Balloon / Fully Amortizing                 0.09% / 99.91%   0.08% / 99.92%
  First Lien / Second Lien                   0.02% / 99.98%   0.14% / 99.96%
-------------------------------------------------------------------------------

________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
  CREDIT SCORE                                       GROUP I         GROUP II
  ------------                                       --------        ---------
  Weighted Average                                      697              698
  Range of Credit Scores                         640 to 805       630 to 809
Up to 659                                             6.92%            6.67%
660 to 679                                           22.54%           21.93%
680 to 699                                           24.10%           24.26%
700 to 719                                           24.40%           24.39%
720 to 739                                           13.31%           13.92%
740 to 759                                            6.04%            5.99%
760 to 779                                            2.03%            2.30%
780 to 799                                            0.65%            0.51%
800 or higher                                         0.01%            0.03%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  ORIGINAL CLTV
  Weighted Average                                  117.43%          117.77%
Up to 40.00%                                          0.11%            0.19%
40.01% to 50.00%                                      0.06%            0.14%
50.01% to 60.00%                                      0.09%               --
60.01% to 70.00%                                      0.03%            0.06%
70.01% to 80.00%                                      0.44%            0.25%
80.01% to 90.00%                                      0.43%            0.41%
90.01% to 100.00%                                     1.96%            2.06%
100.01% to 105.00%                                    4.41%            4.04%
105.01% to 110.00%                                   10.07%            8.72%
110.01% to 115.00%                                   16.03%           15.07%
115.01% to 120.00%                                   19.77%           20.62%
120.01% to 125.00%                                   46.60%           48.38%
125.01% to 130.00%                                       --            0.05%
-------------------------------------------------------------------------------
DEBT-TO-INCOME RATIO
Weighted Average                                     39.78%           39.31%
Up to 15.000%                                         0.09%            0.06%
15.001% to 20.000%                                    0.46%            0.69%
20.001% to 25.000%                                    2.49%            2.58%
25.001% to 30.000%                                    7.46%            8.57%
30.001% to 35.000%                                   15.22%           16.65%
35.001% to 40.000%                                   23.30%           22.83%
40.001% to 45.000%                                   30.76%           30.86%
45.001% to 50.000%                                   20.22%           17.67%
50.001% to 55.000%                                       --            0.09%
-------------------------------------------------------------------------------


________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
  JUNIOR RATIO                                     GROUP I          GROUP II
  ------------                                     --------         --------
  Weighted Average                                   28.37%           29.10%
Up to 5.000%                                          0.01%               --
5.001% to 10.000%                                     0.24%            0.10%
10.001% to 15.000%                                    3.73%            2.22%
15.001% to 20.000%                                   16.33%           13.36%
20.001% to 25.000%                                   22.68%           21.67%
25.001% to 30.000%                                   20.06%           23.38%
30.001% to 35.000%                                   14.44%           16.60%
35.001% to 40.000%                                   10.91%           11.56%
40.001% to 45.000%                                    6.09%            5.27%
45.001% to 50.000%                                    2.61%            2.92%
50.001% to 55.000%                                    1.38%            1.03%
55.001% to 60.000%                                    0.71%            1.14%
60.001% to 65.000%                                    0.35%            0.24%
65.001% to 70.000%                                    0.32%            0.11%
70.001% to 75.000%                                    0.03%            0.17%
95.001% to 100.000%                                   0.13%            0.07%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  RESIDUAL INCOME
  Weighted Average                                   $3,703           $3,657
  $1,000.00 to $1,999.99                              5.38%            5.61%
  $2,000.00 to $2,999.99                             26.82%           26.88%
  $3,000.00 to $3,999.99                             34.89%           35.15%
  $4,000.00 to $4,999.99                             17.52%           17.62%
  $5,000.00 to $5,999.99                              8.69%            8.67%
  $6,000.00 to $6,999.99                              3.19%            3.32%
  $7,000.00 and above                                 3.51%            2.75%
-------------------------------------------------------------------------------
  PROPERTY TYPE
  Single Family Residence                            90.20%           92.36%
  PUD Detached                                        5.96%            3.75%
  Condominium                                         1.80%            1.58%
  PUD Attached                                        0.96%            0.58%
  Townhouse / Rowhouse                                0.75%            1.29%
  Multifamily (2 to 4 Units)                          0.31%            0.26%
  Manufactured Housing                                0.03%            0.18%
-------------------------------------------------------------------------------
  OCCUPANCY STATUS
  Owner Occupied                                    100.00%          100.00%
-------------------------------------------------------------------------------


________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2002-HI2
Computational Materials: Preliminary Term Sheet
________________________________________________________________________________



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE  INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL       CONTAINED       IN       THE       PROSPECTUS       SUPPLEMENT.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
  DOCUMENTATION                                    GROUP I          GROUP II
  -------------                                    --------         --------
  Full Documentation                                 99.95%           99.95%
  N/A                                                 0.05%            0.05%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  LOAN PURPOSE
  Debt Consolidation                                 81.86%           90.46%
  Cash Out                                            8.46%            5.47%
  Rate/Term Refinance                                 5.98%            0.81%
  Convenience                                         1.79%            1.62%
  Home Improvement / Debt Consolidation               1.45%            1.07%
             Home Improvement                         0.34%            0.26%
Education                                             0.01%            0.05%
Asset Acquisition                                     0.02%               --
Other                                                 0.09%            0.26%
-------------------------------------------------------------------------------
PREPAYMENT PENALTY TERMS
 None                                                51.87%           52.89%
  12 months                                           0.56%            0.26%
  24 months                                           0.11%            0.16%
  36 months                                          46.70%           45.61%
  60 months                                           0.45%            0.62%
  Other (not more than 60 months)                     0.30%            0.47%
-------------------------------------------------------------------------------
  GEOGRAPHIC CONCENTRATION (> 5%)                CA (8.18%)       PA (7.41%)
                                                 FL (8.18%)       CA (6.23%)
                                                 MD (5.94%)       OH (5.62%)
                                                 OH (5.73%)       MD (5.25%)
                                                 IN (4.95%)       FL (5.14%)
-------------------------------------------------------------------------------

________________________________________________________________________________
                                BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.